UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 3, 2003

American Residential Investment Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-13485	33-0741174
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10421 Wateridge Circle, Suite 250, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (858) 909-1200

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description

99.1	April 3, 2003 Press Release by American Residential Investment Trust, Inc.
99.2	April 9, 2003 Press Release by American Residential Investment Trust, Inc.

Item 9.  Regulation FD Disclosure (Information Below is being Furnished Under Item 12)

On April 3, 2003, American Residential Investment Trust, Inc. (the “Company”) issued a press release describing selected results of the Company for the quarter ended March 31, 2003.  On April 9, 2003, the Company issued another press release updating certain of its estimates regarding results of the Company for the same period.  Pursuant to SEC Release No. 33-8216, these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are being furnished, not filed, under Item 12, Results of Operations and Financial Condition, of this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Residential Investment Trust, Inc.

Date: April 9, 2003	By:	/s/ Judith Berry
Judith Berry
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	April 3, 2003 Press Release by American Residential Investment Trust, Inc.
99.2	April 9, 2003 Press Release by American Residential Investment Trust, Inc.